Exhibit 99.2

DESCRIPTION OF COLLATERAL
CHRISTIAN, MUHLENBERG, and TODD COUNTIES, KENTUCKY

TO BE ATTACHED TO MORTGAGE, SECURITY INTEREST
AND FINANCING STATEMENT FROM KY USA ENERGY, INC.
TO NSES 12, LLC

All rights to the hydrocarbons in the New Albany Shale (Devonian), being a shale formation approximately 275 feet thick directly beneath the Lower Mississippian formation, the depth below the surface being from 1850 feet to 2850 feet, lying in Christian County, Muhlenberg County and Todd County, Kentucky, as acquired by Mortgagor in the following more specifically described leases and assignments in the counties and cities indicated below:

I.	CHRISTIAN COUNTY, Hopkinsville, Kentucky:

Farm-Out Assignment from K&D ENERGY , a Ky Partnership, to KY USA ENERGY, INC. dated October 4, 2007, recorded in Lease Book 43, Page 484, in the Christian County Court Clerk’s Office, assigning the following Christian County Leases:

1.	The Freida Johnston Lease to K&D Energy dated October 20, 2006 and recorded in Lease Book 43, Page 347, leasing 326 acres;.

2.
The Jeff Johnston Lease to K&D Energy dated October 20, 2006, recorded in Lease Book 43, Page 347, leasing 326 acres. (This Lease was re-executed to extend term October 8, 2007, recorded in Lease Book 43, Page 464, and in Supplemental Farm-Out Assignment dated December 10, 2007, and recorded in Lease Book 43, Page 594);

3.	The Francis/Grace Lease to Timberjacks, Inc. dated October 21, 1992 and recorded in Lease Book 41, Page 263, leasing 200 acres;

4.	The Hunter/Wells Leases to Timberjacks, Inc. Dated March 22 and March 13, 1991, previously pooled and assigned to K&D Energy, totaling 543 acres;

II.	MUHLENBERG COUNTY, Greenville, Kentucky:

The Farm-Out Assignment from K&D Energy to KY USA ENERGY, INC. Dated October 4, 2007 and recorded in Lease Book 94, Page 697 in the Muhlenberg County Court Clerk’s Office, assigning the following Muhlenberg County leases:

1.
The Lacefield/Taylor Lease dated March 21, 2007 recorded in Lease Book 94, Page 83 and Lease Book 94, Page 452 leasing 130 acres; (This Lease was extended by document dated October 18, 2007 and recorded in Lease Book 94, page 734 and re-assigned to KY USA ENERGY, INC. by Supplemental Farm-Out Assignment dated December 10, 2007 and recorded in Lease Book 94, Page 697 in the Muhlenberg County Court Clerk’s Office, Greenville, Kentucky);

2.
The Michael Slinker Lease to Table Rock Petroleum dated June 30, 2006, recorded in Lease Book 94, Page 332, extended by document recorded in Lease Book 94, Page 537 and assigned to K&D ENERGY, leasing 187 acres;

III.	TODD COUNTY, Elkton, Kentucky:

The Farm-Out Assignment from K&D Energy to KY USA ENERGY, INC. dated October 4, 2007 recorded in Lease Book 22, Page 700 in the Todd County Court Clerk’s Office, assigning the following Todd County Leases:

1.	The Regina Meecham/William Walker Lease to K&D Energy dated April 25, 2007 and recorded in Lease Book 22, Page 672 leasing 184 acres;

2.
The Billy Johnston Lease to K&D Energy dated July 1, 2004 and recorded in Lease Book 22, Page 430 leasing 130 acres (This Lease is also recorded in Christian County as it lies in both counties - total 130 acres);

3.	The J. W. Walker et ux Milda Walker Lease to K&D Energy dated April 16, 2001 and recorded in Lease Book 22, Page 318 leasing 80 acres;

4.	The Golden Eagle/Walker Lease to K & D Energy dated April 16, 2001 and recorded in Lease Book 22, Page 258 leasing 63 acres.

KY USA ENERGY, INC. derived a 100% Working Interest and a 75% Net Revenue Interest in the New Albany Shale by and through the above leases and assignments having a total acreage of 2099 acres, more or less.

Subject Contracts

1)	Farm-Out Assignment dated October 4, 2007 between K & D Energy, a Kentucky Partnership and KY USA Energy, INC recorded in Lease Book 43, Page 484, in the Christian County Court Clerk’s Office.

2)	Farm-Out Assignment dated October 4, 2007 between K & D Energy, a Kentucky Partnership and KY USA Energy, INC, recorded in Lease Book 94, Page 697 in the Muhlenberg County Court Clerk’s Office.

3)	Farm-Out Assignment dated October 4, 2007 between K & D Energy, a Kentucky Partnership and KY USA Energy, INC, recorded in Lease Book 22, Page 700 in the Todd County Court Clerk’s Office.

4)	Supplemental Farm-Out Assignment dated December 10, 2007 between K & D Energy, a Kentucky Partnership and KY USA Energy, INC, recorded in Lease Book 22, Page 705 in Todd County Court Clerk’s Office.

5)
Supplemental Farm-Out Assignment dated December 10, 2007 between K & D Energy, a Kentucky Partnership and KY USA Energy, INC, recorded in Lease Book 95, Page 27 in Muhlenberg County Court Clerk’s Office

6)
Supplemental Farm-Out Assignment dated December 10, 2007 between K & D Energy, a Kentucky Partnership and KY USA Energy, INC, recorded in Lease Book 42, Page 514 in Christian County Court Clerk’s Office.

7)
Farm-Out Assignment dated September 14, 2007 between K& D Energy, a Kentucky Partnership and Distribution Support Management, Inc. et al, recorded in Lease Book 94, Page 650 in Muhlenberg County Court Clerk’s Office.

8)	Farm-Out Assignment dated March 3, 2006 between K & D Energy, a Kentucky Partnership and Danny Thomasson et al, recorded in Lease Book 22, Page 508 in the Todd County Court Clerk’s Office.

9)
Farm-Out Assignment of Correction dated June 18, 2008 between K & D Energy, a Kentucky Partnership and KY USA Energy, Inc, recorded in Lease Book 43, Page 735 in the Christian County Court Clerk’s Office.

10)
Farm-Out Assignment of Correction dated June 18, 2008 between K & D Energy, a Kentucky Partnership and KY USA Energy, Inc, recorded in Lease Book 95, Page 431 in the Muhlenberg County Court Clerk’s Office.

11)	Farm-Out Assignment of Correction dated June 18, 2008 between K & D Energy, a Kentucky Partnership and KY USA Energy, Inc, recorded in Lease Book 23, Page 376 in the Todd County Court Clerk’s Office.